Exhibit 10.10 - Common Stock Purchase Warrant to Pet Edge, LLC dated
                July 8, 2005.

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, OR (iii) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES).

                               WARRANT TO PURCHASE
                            SHARES OF COMMON STOCK OF
                         MEDICAL MEDIA TELEVISION, INC.

Date of Issuance:  July 8, 2005
                   ------------
Expires:           July 7, 2010                    Number of Shares:   2,102,556
                   ------------                                        ---------

      This certifies that for value received Pet Edge, LLC, or its permitted registered assigns ("Holder"), is entitled, subject to the terms set forth below, at any time before 5:00 p.m., E.S.T, on July 7, 2010 (the "Expiration Date"), to purchase from Medical Media Television, Inc., a Florida corporation (the "Company"), up to Two million one hundred two thousand five hundred fifty-six (2,102,556) shares of the common stock, par value $.0005 per share, of the Company ("Common Stock") at the price of fifteen cents ($0.15) per share (the "Purchase Price"), upon surrender of this Warrant at the principal office of the Company referred to below, with the subscription form attached hereto as Exhibit "A" (the "Subscription Form") duly executed, and simultaneous payment therefor in the manner specified in Section 1 hereof. The Purchase Price and the number of Warrant Shares (as defined below) purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant.

      As used herein, (i) "Exercise Date" shall mean the particular date (or dates) on which this Warrant is exercised, (ii) "Issue Date" shall mean July 8, 2005 (iii) "Warrant" shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein and (iv) "Warrant Shares" shall mean any shares of Common Stock acquired by Holder upon exercise of this Warrant.

      1. Exercise.

            (a) This Warrant may be exercised, in whole or in part, at any time or from time to time prior to the Expiration Date, by surrendering it at the principal office of the Company, 8406 Benjamin Road, Suite C, Tampa, Florida 33634, together with a completed and executed Subscription Form and a certified or cashier's check in an amount equal to the product of (i) the number of Warrant Shares purchased and (ii) the Purchase Price.

            (b) This Warrant may be exercised for less than the full number of Warrant Shares represented by this Warrant. Upon such partial exercise, this Warrant shall be surrendered, and a new Warrant of the same tenor and for the purchase of the Warrant Shares not purchased upon such exercise shall be issued to Holder by the Company.

            (c) A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As soon as practicable on or after such date, and in any event within ten (10) business days thereafter, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Warrant Shares issuable upon such exercise, together with cash, in lieu of any fraction of a share, equal to such fraction of the current fair market value of one full share as reasonably determined in good faith by the Company's Board of Directors (the "Board"). All Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable.

            (d) In the event that any portion of this Warrant is unexercised on or before the Expiration Date, such portion of this Warrant shall automatically expire, and the Holder shall have no rights with respect to such unexercised portion of this Warrant.

      2. Intentionally Omitted.

      3. Adjustment of Purchase Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

            (a) Reclassification or Merger. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this Section 3.a. shall similarly apply to successive reclassifications, changes, mergers and transfers.

            (b) Subdivision or Combination of Shares. If at any time while this Warrant remains outstanding and unexpired the Company shall subdivide or combine its outstanding shares of Common Stock, the Purchase Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

            (c) Stock Dividends. If at any time while this Warrant is outstanding and unexpired the Company shall pay a dividend with respect to its Common Stock payable in Common Stock, then the Purchase Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Purchase Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend.

            (d) Accountants' Certificate as to Adjustment. In each case of an adjustment in the Warrant Shares receivable on the exercise of the Warrant, the Company at its expense shall cause independent public accountants of recognized standing selected by the Company (who may be the independent public accountants then auditing the books of the Company) to compute such adjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment and showing the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant at the time outstanding.

      4. Exercise Restrictions. In no event shall any Holder be entitled to exercise the Warrant, if, after such exercise, the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates
(other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Warrant or any unexercised right held by any Holder subject to a similar limitation), and (ii) the number of shares of Common Stock issuable upon the exercise of the Warrant with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such exercise). For purposes of this
Section 4, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. Nothing herein shall preclude the Holder from disposing of a sufficient number of other shares of Common Stock beneficially owned by the Holder so as to thereafter permit the exercise of the remaining unexercised portion of the Warrant.

      5. No Rights as Shareholder. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Warrant Shares, including without limitation the right to vote such Warrant Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 5 shall limit the right of the holder to be provided the notices required under this Warrant.

      6. Compliance with Securities Act. The Holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act. Upon exercise of this Warrant, the Holder hereof shall confirm in writing, by executing the form attached hereto as Exhibit A, that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

         "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, OR (iii) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES)."

In addition, in connection with the issuance of this Warrant, the Holder specifically represents to the Company by acceptance of this Warrant as follows:

            (a) The Holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The Holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act.

            (b) The Holder understands that this Warrant and the Warrant Shares have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein.

            (c) The Holder further understands that this Warrant and the Warrant Shares must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws, or unless exemptions from registration are otherwise available.

            (d) The Holder is aware of the provisions of Rule 144 and 144A, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: the availability of certain public information about the Company, the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

            (e) The Holder further understands that at the time it wishes to sell this Warrant and the Warrant Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the Holder may be precluded from selling this Warrant and the Warrant Shares under Rule 144 and 144A even if the one (1)-year minimum holding period had been satisfied.

      7. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

      8. Transferability of Warrant. Subject to the provision hereof, this Warrant may be transferred by the Holder with the consent of the Company, which shall not be unreasonably withheld. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Company, properly endorsed (by the Holder executing an assignment in the form attached hereto as Exhibit "B") and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. All Warrants issued on transfers or exchanges shall be dated as of the Issue Date and shall be identical with this Warrant except as to the name of the Holder or the number of shares of Warrant Stock, as applicable.

      9. Reservation of Common Stock. The Company shall at all times reserve and keep available for issue upon the exercise of the Warrant such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

      10. Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company by Holder.

      11. Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

      12. Headings. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

      13. Law Governing. This Warrant is delivered in Florida and shall be construed and enforced in accordance with and governed by the internal laws, and not the law of conflicts, of such State.

      14. Attorneys' Fees and Court Actions. If a legal action is initiated by any party to this Agreement against another, arising out of or relating to the alleged performance or non-performance of any right or obligation established hereunder, or any dispute concerning the same, any and all fees, costs and expenses reasonably incurred by each prevailing party or its legal counsel in investigating, preparing for, prosecuting, defending against, or providing evidence, producing documents or taking any other action in respect of, such action shall be the joint and several obligation of, and shall be paid or reimbursed by, the nonprevailing party.

      IN WITNESS WHEREOF, the Issuer has executed this Warrant as of the day and year first above written.

                                     MEDICAL MEDIA TELEVISION, INC.


                                     By: /s/ Philip M. Cohen
                                         ---------------------------------------
                                         Philip M. Cohen
                                         President and Chief Executive Officer

NOTICE TO FLORIDA RESIDENTS:

WHERE  SALES ARE MADE TO FIVE OR MORE  PERSONS  IN  FLORIDA  (EXCLUDING  CERTAIN
INSTITUTIONAL PURCHASERS DESCRIBED IN SECTION 517.061(7) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT) (THE "ACT"), ANY SUCH SALE MADE PURSUANT TO SECTION 517.061(11) OF THE ACT SHALL BE VOIDABLE BY THE PURCHASER EITHER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, OR AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

                                    EXHIBIT A

                                SUBSCRIPTION FORM

      The undersigned registered owner of this Warrant irrevocably exercises this Warrant and purchases ____________ shares of the Common Stock of Medical Media Television, Inc., a Florida corporation, purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

      The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

DATED:
       ----------------------

-----------------------------------------
(Signature of Registered Owner)

-----------------------------------------
(Street Address)

-----------------------------------------
(City), (State), (Zip)

                                    EXHIBIT B

                               FORM OF ASSIGNMENT

      FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:


                   -----------------------------------------



and does hereby irrevocably constitute and appoint ___________________________ to make such transfer on the books of Medical Media Television, Inc., a Florida corporation, maintained for the purpose, with full power of substitution in the premises.

DATED:
       ------------------------

-------------------------------
(Signature)

-------------------------------
(Witness)